UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

Exact Name of Registrant as Specified
in its Charter, State of Incorporation,
Commission	Address of Principal Executive Offices	IRS Employer
File Number	and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Form of Amendment No. 2 to Amended and Restated Five-Year Credit Agreement
Form of Amendment No. 2 to Three-Year Credit Agreement

Item 1.01. Entry into a Material Definitive Agreement.

Michigan Consolidated Gas Company, effective June 10, 2005, amended its Three-Year Credit Agreement dated as of October 24, 2003 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as administrative agent, and the Lenders named therein (as amended, the “Three-Year Agreement”) and its Amended and Restated Five-Year Credit Agreement dated as of October 15, 2004 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as administrative agent, and the Lenders named therein (as amended, the “Five-Year Agreement”) to, among other things, revise the definition of “EBITDA.” Forms of Amendment No. 2 to the Three-Year Agreement, and Amendment No. 2 to the Five-Year Agreement are filed as Exhibits 99.1 and 10.1 to this Current Report, respectively.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1	Form of Amendment No. 2 dated as of June 10, 2005 to Amended and Restated Five-Year Credit Agreement dated as of October 15, 2004 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as a Lender and as administrative agent, and the Co-Syndication Agents named therein.

99.1	Form of Amendment No. 2 dated as of June 10, 2005 to Three-Year Credit Agreement dated as of October 24, 2003 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as a Lender and as administrative agent, and the Co-Syndication Agents named therein.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005

DTE ENERGY COMPANY (Registrant)
/s/N. A. Khouri
N. A. Khouri
Vice President and Treasurer

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/N. A. Khouri
N. A. Khouri
Vice President and Treasurer

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Amendment No. 2 dated as of June 10, 2005 to Amended and Restated Five-Year Credit Agreement dated as of October 15, 2004 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as a Lender and as administrative agent, and the Co-Syndication Agents named therein.

99.1	Form of Amendment No. 2 dated as of June 10, 2005 to Three-Year Credit Agreement dated as of October 24, 2003 among Michigan Consolidated Gas Company, JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as a Lender and as administrative agent, and the Co-Syndication Agents named therein.